JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

Supplement dated October 7, 2013

to PROSPECTUSES and STATEMENTS OF ADDITIONAL INFORMATION dated April 29, 2013

IRS Guidance on Same-Sex Spouses

This Supplement applies to REVOLUTION VALUE VARIABLE ANNUITY, REVOLUTION ACCESS VARIABLE ANNUITY, REVOLUTION EXTRA VARIABLE ANNUITY, DECLARATION VARIABLE ANNUITY and PATRIOT VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) (the “Contracts”). It supplements the prospectus for the Contract you purchased (the “Annuity Prospectus”) and statement of additional information (“SAI”) dated April 29, 2013.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus or SAI, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

This Supplement announces changes to references in the Annuity Prospectus and SAI to the federal Defense of Marriage Act (“DOMA”) as applied to same-sex marriages.

On August 29, 2013, the U.S. Department of the Treasury and the Internal Revenue Service, following the U.S. Supreme Court’s decision in United States v. Windsor, jointly announced the issuance of Revenue Ruling 2013-17 (the “Ruling”), providing guidance on the federal taxation of same-sex couples. Windsor invalidated, on equal protection grounds, the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). The Ruling holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage.

At this time the Ruling may not be relied upon retroactively with respect to matters relating to Qualified Plans. The IRS has promised future guidance on how Windsor and the Ruling will apply to Qualified Plans for periods prior to September 16, 2013, the effective date of the Ruling. Presumably, this will include guidance on how to apply the spousal continuation rule of Code section 72(s)(3) to non-qualified annuities and the minimum required distribution rules of Code section 401(a)(9) to Individual Retirement Accounts and Annuities, 403(b) annuities and Qualified Plans. The Ruling indicates that future guidance will take into account the impact of retroactivity on all taxpayers involved, including Qualified Plans, plan sponsors, employers, employees and affected Beneficiaries, and will provide sufficient time for Qualified Plans to be amended and corrected as necessary to preserve existing favorable tax treatment.

In view of these developments, you should disregard all references in the Annuity Prospectus to the federal Defense of Marriage Act (“DOMA”) as applied to same-sex marriages. DOMA still affects the federal tax status of same-sex civil unions and domestic partnerships. For Federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. You should consult with a qualified financial advisor and/or tax advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

We revise the Annuity Prospectus as follows:

A new definition of “spouse” is inserted in the Annuity Prospectus Glossary:

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

The following sections of the Annuity Prospectus are deleted:

In the “Spouse” section under “X. Other Information,” the sections entitled “Federal Definition of Spouse” and “State Variations.”

We revise the SAI as follows:

The section entitled “State Variations Regarding Recognition of Same-Sex Couples” is deleted.

You should retain this Supplement for future reference.

Supplement dated October 7, 2013

10/13:	333-164147	333-164139
	333-164140	333-164137
333-164138

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